                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K



                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 30, 1998
                                                       -----------------


                               AgriBioTech, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Nevada                          0-19352                      85-0325742
       -------------                   -------------                 ---------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer Ident. No.)
        of Incorporation)

             120 Corporate Park Drive, Henderson, Nevada     89014
           ---------------------------------------------------------
              (Address of Principal Executive Offices)     (Zip Code)


                                (702) 566-2440
                         -----------------------------
              Registrant's telephone number, including area code
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Item 5.   Other Information.
          ------------------

     AgriBioTech, Inc., a Nevada corporation (the "Registrant"), issued an aggregate of $23,297,000 principal amount of 5% Convertible Debentures due December 30, 2001 (the "Convertible Debentures") and 1,703,000 common stock purchase warrants (the "Warrants") at a purchase price of $1.00 per warrant, for an aggregate consideration of $25 million to six institutional investors (the "Investors") in private transactions that were exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act"). The Registrant offered and sold the Convertible Debentures and Warrants pursuant to the terms and conditions of a Securities Purchase Agreement dated as of December 30, 1998 by and among the Registrant and the Investors (the "Securities Purchase Agreement"). The Convertible Debentures give the Investors the right to convert their Convertible Debentures into shares of the Registrant's Common Stock at $13.68 per share at any time between the date the Convertible Debentures were sold and December 30, 2001. The Warrants give the Investors the right to purchase shares of the Registrant's Common Stock at $15.00 per share at any time before December 30, 2001. The terms of the Convertible Debentures were agreed to on December 30, 1998, based on the closing price of the Registrant's Common Stock on December 29, 1998 of $12.44. The proceeds from the sale of the Convertible Debentures and Warrants will be used for short-term debt retirement, working capital and pending acquisitions.

     In conjunction with the closing of the transactions contemplated by the Securities Purchase Agreement, the Registrant agreed, pursuant to the terms and conditions of a Registration Rights Agreement, that by January 29, 1999, it would file with the Securities and Exchange Commission a registration statement covering all shares of the Registrant's Common Stock issuable upon conversion of the Convertible Debentures and exercise of the Warrants for resale on a continuous basis in accordance with Rule 415 promulgated under the Securities Act.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          4.1  Form of Securities Purchase Agreement.

          4.2  Form of Registration Rights Agreement.

          4.3  Form of 5% Convertible Debentures

          4.4  Form of Common Stock Purchase Warrants.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AGRIBIOTECH, INC.
                                              (Registrant)



Date: January 11, 1999                      /s/ Henry A. Ingalls
                                            --------------------------
                                            Henry A. Ingalls,
                                            Vice President



                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.    Description
     -----------    -----------

         4.1        Form of Securities Purchase Agreement.

         4.2        Form of Registration Rights Agreement.

         4.3        Form of 5% Convertible Debentures

         4.4        Form of Common Stock Purchase Warrants.

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